UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

MDRNA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, WA 98021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 908-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On June 9, 2009, MDRNA, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Canaccord Adams Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s placement agent in connection with a registered direct offering by the Company (the “Offering”) of shares of the Company’s common stock, par value $0.006 per share (the “Common Stock”), and warrants to purchase shares of Common Stock (“Warrants”). The shares of Common Stock and Warrants in the Offering are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2008 and was declared effective on February 4, 2008 (File No. 333-148771) (the “Registration Statement”).

A copy of the Placement Agency Agreement, including exhibits thereto, except those exhibits that are included by reference herein as Exhibits 10.2 and 10.3, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Offering, the Company entered into a Securities Purchase Agreement, dated June 9, 2009 (the “Purchase Agreement”), with certain purchasers identified on the signature page thereto (“Purchasers”), pursuant to which the Company will sell on or about June 12, 2009, to the Purchasers, severally and not jointly, an aggregate of 5,250,000 shares of Common Stock at a negotiated purchase price of $2.00 per share of Common Stock, for aggregate gross proceeds to the Company of approximately $10,500,000. As part of the transaction, the investors will also receive Warrants, with a five and a half year term, to purchase an aggregate of 5,250,000 shares of Common Stock at an initial exercise price of $2.38 per whole share of Common Stock, which is subject to adjustment, and will be exercisable after a six-month period. A copy of the Purchase Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference, and a copy of the form of Warrant is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The Placement Agent will be paid a fee of approximately $800,000.

The foregoing summaries of the Offering, the securities to be issued in connection therewith, the Placement Agency Agreement, the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K .

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Placement Agency Agreement, dated June 9, 2009, between MDRNA, Inc. and Canaccord Adams Inc.

10.2	Securities Purchase Agreement, dated as of June 9, 2009, between MDRNA, Inc. and the purchasers identified on the signature page thereto.

10.3	Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDRNA, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President, Chief Executive Officer and Director

Dated: June 10, 2009